UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 11, 2005

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605 (Commission File Number)	95-4545390 (IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California (Address of principal executive offices)	91521 (Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

          On February 11, 2005, the shareholders of the Registrant approved the Registrant’s 2005 Incentive Plan at the Registrant’s annual meeting of shareholders. The terms of the Plan are set forth in the proxy statement dated January 6, 2005, for the Registrant’s annual meeting and the description of the Plan in the section of the proxy statement titled “Approval of 2005 Stock Incentive Plan” is incorporated herein by reference.

     Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

10(a)	2005 Incentive Plan incorporated herein by reference to Annex II of the Registrant’s Proxy Statement dated January 6, 2005

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company
	By:	/s/ Roger J. Patterson
Roger J. Patterson
Dated: February 14, 2005		Vice President, Counsel